OTHER OPERATING INCOME, NET (Tables)	12 Months Ended
Mar. 31, 2023
OTHER OPERATING INCOME
Schedule of other operating income, net

	For the fiscal year ended March 31,
	2021	2022	2023
	RMB	RMB	RMB

Gains from waiver of operating payables (i)	2,010	73,747	70,500
Government grant	15,392	1,895	5,252
Guarantee income (Note 10)	207,825	126	46
Income from sale of loans recognized as a result of payments under guarantees	21,119	26,279	—
Transfer-out of unused VAT-input deductible	—	(20,030)	—
Others	—	—	(5,808)
	246,346	82,017	69,990

(i) The Company entered into supplemental agreements with several suppliers in May and June 2021, pursuant to which the Company would be exempted, conditionally, from the repayment of other payables of approximately RMB120.4 million. In this regard, the Company satisfied certain necessary payment conditions during the fiscal year ended March 31, 2022 which resulted in RMB64.3 million in other payables being waived pursuant to the relevant supplier agreements. The waiver of this payable balance resulted in a gain recorded in the same fiscal year. Additional payment conditions were met during fiscal year ended March 31, 2023, resulting in an incremental RMB56.1 million in payables waived pursuant to the operative supplier agreements. The waiver of this additional payables balance resulted in a gain recorded in the same fiscal year. In addition, the Company continued to negotiate with other suppliers to settle long-aged payables, resulting in additional wavier gains of RMB2.0 million, RMB9.4 million and RMB14.4 million recorded for the fiscal year ended March 31, 2021, 2022 and 2023 accordingly.